UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2014

RESTAURANT BRANDS INTERNATIONAL INC.

RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Canada Ontario	001-36786 001-36787	98-1202754 98-1206431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Restaurant Brands International Inc.

Restaurant Brands International Limited Partnership

874 Sinclair Road

Oakville, Ontario L6K 2Y1

(Address of principal executive offices, including Zip Code)

(905) 845-6511

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 12, 2014, pursuant to the Arrangement Agreement and Plan of Merger dated as of August 26, 2014 by and among Tim Hortons Inc. (“Tim Hortons”), Burger King Worldwide, Inc (“Burger King Worldwide”), Restaurant Brands International Inc. (the “Company”), Restaurant Brands International Limited Partnership (“Partnership”), Blue Merger Sub, Inc. (“Merger Sub”), and 8997900 Canada Inc. (“Amalgamation Sub”), Amalgamation Sub acquired all of the outstanding shares of Tim Hortons, which resulted in Tim Hortons becoming an indirect subsidiary of both the Company and Partnership (the “Arrangement”) and Merger Sub merged with and into Burger King Worldwide, with Burger King Worldwide surviving the merger as an indirect subsidiary of both the Company and Partnership (the “Merger” and, together with the Arrangement, the “Transactions”). On December 12, 2014, the Company and Partnership each filed a Current Report on Form 8-K (the “Original Form 8-Ks”) with the Securities and Exchange Commission (the “SEC”) disclosing that the Transactions had closed on December 12, 2014. This Form 8-K/A amends the Original Form 8-Ks to include the historical audited and unaudited financial information of Tim Hortons and the pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-Ks in reliance on the instructions to those items. This Form 8-K/A, and the Original Form 8-Ks as amended herein, constitute the business acquisition report for purposes of Part 8 of Canadian National Instrument 51-102. Copies of documents incorporated herein that have been filed with the Canadian Securities Administrators (the “CSA”) may be obtained under the Company’s SEDAR profile at www.sedar.com.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Filed by Tim Hortons with the SEC on February 25, 2014 on Form 10-K and filed by the Company with the CSA on February 24, 2015 and incorporated by reference herein is the following exhibit:

99.1	Audited consolidated balance sheets of Tim Hortons as at December 29, 2013 and December 30, 2012, the related audited consolidated statements for the years in the three year period ended December 29, 2013 and the related notes to such audited financial statements

Filed by Tim Hortons with the SEC on November 6, 2014 on Form 10-Q and filed by the Company with the CSA on February 24, 2015 and incorporated by reference herein is the following exhibit:

99.2	Unaudited consolidated balance sheets of Tim Hortons as of September 28, 2014, the related unaudited consolidated statements for the three and nine month periods ended September 28, 2014 and September 29, 2013 and the related notes to such unaudited financial statements

(b)	Pro Forma Financial Information

Attached hereto and included herein is the following exhibit:

99.3	Unaudited pro forma condensed consolidated balance sheet which gives effect to the Transactions as if they had occurred on September 30, 2014; the related unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2013 and the nine-month period ended September 30, 2014, which give effect to the Transactions as if they had occurred on September 30, 2014; and the related notes to the unaudited pro forma condensed combined financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC. RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP, by its general partner RESTAURANT BRANDS INTERNATIONAL INC.

/s/ Jill Granat
Date: February 24, 2015	Name:	Jill Granat
	Title:	General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers, LLP, Independent Registered Public Accounting Firm for Tim Hortons (filed herewith)

99.1	Audited consolidated balance sheets of Tim Hortons as at December 29, 2013 and December 30, 2012, the related unaudited consolidated statements for the years in the three year period ended December 29, 2013 and the related notes to such audited financial statements (incorporated by reference to the Form 10-K filed with the SEC on February 25, 2014 by Tim Hortons and to the filings made by the Company with the CSA on February 24, 2015)

99.2	Unaudited consolidated balance sheets of Tim Hortons as of September 28, 2014, the related unaudited consolidated statements for the three and nine month periods ended September 28, 2014 and September 29, 2013 and the related notes to such unaudited financial statements (incorporated by reference to the Form 10-Q filed with the SEC on November 6, 2014 by Tim Hortons and to the filings made by the Company with the CSA on February 24, 2015)

99.3	Unaudited pro forma condensed consolidated balance sheet which gives effect to the Transactions as if they had occurred on September 30, 2014; the related unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2013 and the nine-month period ended September 30, 2014, which give effect to the Transactions as if they had occurred on September 30, 2014; and the related notes to the unaudited pro forma condensed combined financial statements (filed herewith)

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